UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017

Jacobs Engineering Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 583-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Jacobs Engineering Group Inc. filed on January 24, 2017 (the “Original Form 8-K”) in order to correct a typographical error included in the Amended and Restated Bylaws filed as Exhibit 3.1 to the Original Form 8-K. The corrected Amended and Restated Bylaws are filed as Exhibit 3.1 hereto. No other changes have been made to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Jacobs Engineering Group Inc., dated January 19, 2017

10.1†*	Jacobs Engineering Group Inc. 1989 Employee Stock Purchase Plan (as Amended and Restated on January 19, 2017)

10.2†*	Jacobs Engineering Group Inc. Global Employee Stock Purchase Plan (as Amended and Restated on January 19, 2017)

99.1*	Press Release, dated January 19, 2017, announcing the appointment of Robert McNamara to the Board of Directors of Jacobs Engineering Group Inc.

†	Management contract or compensatory plan or arrangement
*	Previously filed as an exhibit to the Original Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2017

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Jacobs Engineering Group Inc., dated January 19, 2017

10.1†*	Jacobs Engineering Group Inc. 1989 Employee Stock Purchase Plan (as Amended and Restated on January 19, 2017)

10.2†*	Jacobs Engineering Group Inc. Global Employee Stock Purchase Plan (as Amended and Restated on January 19, 2017)

99.1*	Press Release, dated January 19, 2017, announcing the appointment of Robert McNamara to the Board of Directors of Jacobs Engineering Group Inc.

†	Management contract or compensatory plan or arrangement
*	Previously filed as an exhibit to the Original Form 8-K

4